SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 14, 1996
                                                 _______________________________


                         Comm Bancorp, Inc.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



        Pennsylvania                    0-17455                 23-2242292
_______________________________      ________________   ________________________
(State or other jurisdiction of      (Commission        (I.R.S. employer
 incorporation)                       file number)       Identification No.)




521 Main Street, Forest City, Pennsylvania                    18421
__________________________________________                 _____________________
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code: (717)785-3181
                                                   _____________________________



Former name or former address, if changed from last report:
Not Applicable.













                                Page 1 of 8

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statement of Business Acquired.
               _________________________________________

               Not Applicable.

          (b)  Pro Forma Financial Information.
               ________________________________

               Not Applicable.

          (c)  Exhibits.
               _________

               (3)(i) Articles of incorporation of the Company, as amended as of March 31, 1996

Item 8.   Change in fiscal year.

          Not Applicable.












                                SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             COMM BANCORP, INC.
                                             __________________
                                             (Registrant)



Date: May 14, 1996                       /s/ Scott A. Seasock
                                         _______________________
                                         Scott A. Seasock
                                         Chief Financial Officer